SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 October 3, 1997

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                              CRUISE AMERICA, INC.

                                State of Florida

Commission File No. 1-9471                                 I.R.S. No. 59-1403609

                             11 West Hampton Avenue
                            Mesa, Arizona 85210-5258

                            Telephone: (602) 464-7300


                                Page 1 of 5 Pages
                             Exhibit Index at Page 2
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Item 5. Other Events

        Reference is made to the Company's press releases dated October 3 and October 8, 1997, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7. Financial Statements and Exhibits

        (c)  Exhibits                                                   Page No.

             99.1  Press Release of the Company dated October 3, 1997.........4
             99.2  Press Release of the Company dated October 8, 1997.........5
                                        2
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CRUISE AMERICA, INC.

         October  13, 1997                    /s/ Randall Smalley
                                              -------------------------------
                                              Randall Smalley
                                              President
                                              Chief Executive Officer
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